COMMERCIAL LEASE NO. 03- 824

                          ARIZONA STATE LAND DEPARTMENT

         THIS COMMERCIAL LEASE is entered into by and between the State of Arizona as "Lessor" by and through the Arizona State Land Department and

                     BOWLIN'S INC., a New Mexico corporation
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as "Lessee".  In consideration of the payment of rent and the performance by the parties of each of the provisions set forth herein, and intending to be legally bound, the parties agree as follows:


                                     PARCEL

AGREEMENT. Lessor hereby leases to Lessee for the term, at the rent, and in accordance with the provisions set forth herein, the Parcel described in Exhibit "A" attached hereto (the "Parcel") for the uses and purposes specified below, subject to the provisions of Article 4.

USE. The Parcel shall be used solely and exclusively for a convenience store, gift shop, gas station, restaurant, and employee housing (consisting of four (4) mobile home units).

PARCEL LEASED "AS IS". Lessee makes use of the Parcel "as is" and Lessor makes no express or implied warranties as to the physical condition of the Premises.

DEFINITION. "Premises" means the Parcel together with all rights appurtenant thereto expressly granted by this Lease, Improvements, Removable Improvements, and personal property located on, below or above the parcel.

                                      TERM

COMMENCEMENT; EXPIRATION. The term of this Lease commences on September 21, 1996, and ends on September 20, 2006, unless terminated earlier as provided in this Lease.

                                      RENT

ANNUAL RENT. Lessee shall pay rent to Lessor on or before the commencement date of this Lease, and each year thereafter, annually in advance, on or before the anniversary of the commencement date, for the use and occupancy of the Parcel during the term of this Lease, without offset or deduction except as provided hereafter, and without notice or demand. Lessee agrees to pay rent for this Lease due and payable as follows: Base rent for the first lease year shall be $20,000.00. Base rent for the second lease year shall be $20,000.00. Base rent for the third lease year shall be $20,000.00. Annual base rent for lease years four through ten shall equal the base rent for the third lease year, as adjusted annually pursuant to article 3.4.

         3.2 Lessee shall pay as annual rental, 2.5% of all gross receipts, except fuel sales. Lessee shall pay annually, one quarter of one cent (.0025) per gallon of all fuel sales.

         3.3 Lessee shall pay the annual base rent as defined in paragraph 3.1, or the percentage rent defined in paragraph 3.2, whichever is greater.

         3.4 The annual base rent for lease years four through ten (4-10) shall be adjusted each year by the consumer price index, but said base rent shall never be less than the previous lease years base rent.

         1.5 CPI. "CPI" shall mean the Revised Consumer Price Index, U.S. City Average for all Urban Consumers--All Items (1982-1984 equals 100) for the pertinent month, issued by the Bureau of Labor Statistics of the U.S. Department of Labor. If the CPI shall hereafter be converted to a different standard reference base or otherwise revised, adjustments of rent based upon the CPI shall be made with the use of such conversion factor, formula or table for converting the CPI as may be published by the Bureau of Labor Statistics, or if
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said Bureau  shall not publish  the same,  then with the use of such  conversion factor, formula or table as may be published by any nationally recognized publisher of similar statistical information. If the CPI shall cease to be published, there shall be substituted therefore such index as Lessor selects as a reasonable substitute.

ANNUAL PERMITTED CPI ADJUSTMENT. The Annual Permitted CPI Adjustment shall be the actual percentage increase in the CPI for the preceding twelve (12) month period.

GROSS RECEIPTS. "Gross Receipts" shall mean the selling and leasing price of all goods, wares and merchandise and receipts of all transactions and the charges for all services performed at, within or from any part of the demised Parcel including all departments and concessions therein and subtenancies, where permitted, pursuant to the provisions of this Lease, no matter by whom operated, for cash or on credit, whether payment is actually made or not, the risk of such payment being assumed by Lessee. Concessionaires, demonstrators or vending machines, including those owned by others, operating upon the demised Parcel shall be included within gross sales.

ANNUAL STATEMENT & ESTIMATED PERCENTAGE RENT PAYMENT: Annually on or before each anniversary of the commencement date of this lease and simultaneously with the payment of the annual base rent, Lessee shall deliver to Lessor a statement signed by the Lessor or Certified Public Accountant, setting forth the gross receipts made during the preceding 12 months, hereinafter know as the "reporting period".. The annual statement shall be accompanied by payment of percentage rent, if any, due for the reporting period. Within 60 days of the date of expiration, cancellation, or termination, the Lessee shall submit a final annual statement accompanied by any percentage rent due through the date of expiration, cancellation or termination. If any reporting period is less than 12 months, the percentage rent shall be calculated on a prorated basis.

PENALTY; INTEREST; LIEN. Lessee shall pay a penalty of five percent (5(degree)/a) plus interest on any amount of delinquent rent. Interest shall accrue daily on the delinquent amount and on the penalty at the rate set by the Arizona State Treasurer under A.R.S. 37-241(D) (3) until paid. The delinquent rent, penalty and interest shall be a lien on the Improvements and other property on the Parcel.

                                 USE OF PREMISES

USE. The Premises shall be used solely and exclusively for the purpose described in Article 1.2. The four (4) mobile home units allowed under Article 1.2 shall be occupied only so long as the convenience store, gift shop, gas station and restaurant, hereinafter referred to as the business, remain in operation. There is no intent for their use as home sites; rather they are intended as temporary employee housing and must be vacated immediately if the "businesses" cease operation.

ARTIFACTS. With respect to any archaeological, paleontological or historical site or object discovered on the Premises, Lessee shall comply with the requirements of A.R.S ss. 41844 or any successor statute relating to discovery of archaeological, paleontological or historical sites or objects on State lands.

WASTE; NATIVE PLANTS. Lessee shall not conduct or permit to be conducted any public or private nuisance on the Premises, nor commit or permit to be committed any waste thereon. Lessee shall not move, use, destroy, cut or remove or permit to be moved, used, destroyed, cut or removed any timber, cactus, protected native plants, standing trees or products of the land except that which is necessary for the use of the Parcel, and then only with the prior written approval of Lessor. If the removal or destruction of plants protected under the Arizona Native Plant Law is necessary to the use of the Parcel, Lessee shall also obtain the prior written approval of the Arizona Department of Agriculture. Lessee shall report to Lessor and appropriate law enforcement authorities any known or suspected trespass or waste committed on the Premises.

CONFORMITY TO LAW. Lessee shall not use or permit the Premises to be used in any manner that is not in conformity with all applicable Federal, State, County and municipal laws, rules and regulations, unless Lessor determines and advises Lessee in writing otherwise.

GOVERNMENTAL APPROVAL. Failure to obtain or loss of any governmental approval that is prerequisite to the use for which this lease is issued, or that is necessary to construct, maintain or operate any facilities on the site in connection with that use shall constitute a breach of this lease, subject to the provisions of Article 17.

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RESERVATIONS.  Lessor  excepts and  reserves  out of the Parcel all oil,  gases, geothermal resources, coal, ores, limestone, minerals, fossils, and fertilizers of every name and description that may be found in or upon the Parcel, and the Lessor reserves the right to enter upon the land for the purpose of prospecting therefor, or extracting any or all of the commodities therefrom. Lessor reserves the right to issue to other persons, rights to use the Parcel in a manner not inconsistent with the purposes for which this Lease was issued. Lessor further excepts and reserves the right to relinquish to the United States lands needed for irrigation works in connection with a government reclamation project, and to grant or dispose of rights-of-way and sites for canals, reservoirs, dams, power or irrigation plants or works, railroads, tramways, transmission lines or any other purpose or use on or over the Parcel.

QUIET ENJOYMENT. Lessee shall quietly have, hold and enjoy the Parcel during the term of this Lease so long as Lessee is in compliance with all the provisions of this Lease.

INSPECTION. Lessor, its duly authorized agents, employees and representatives shall have the right to enter upon and inspect the Parcel and all Improvements thereon at reasonable time, and in a reasonable manner.

SURRENDER. In the event this Lease is not renewed, Lessee shall surrender peaceably the possession of the Parcel upon expiration of the term of this Lease.

                                     RECORDS

RECORD KEEPING; INSPECTION. Lessee shall make and keep for the term of the Lease and either (i) five years thereafter; or (ii) until the conclusion of any dispute concerning this Lease, whichever is later, appropriate books and records concerning the operation of this Lease including but not limited to Federal and State tax statements, receipts and other records. Lessor, its duly authorized agents, employees and representatives shall have the right at all times during the term of this Lease and for one (1) year after the expiration or termination hereof, to make reasonable examination of those books, records or other material in order to obtain information which Lessor deems necessary to administer this Lease. Further, Lessor, its duly authorized agents, employees and representatives shall have the right at all times during the term of any sublease or any extension thereof, and for one (1) year after expiration or termination thereof, to make reasonable examination of any sublessee's books, records or other material which Lessor deems necessary in order to obtain information to administer Article 3 of this Lease.

                          CONSTRUCTION AND IMPROVEMENTS

DEFINITIONS. "Improvements" means anything permanent in character which is the result of labor or capital expended by the Lessee or his predecessors in interest on State land in its reclamation or development, and which has enhanced the value of the land. "Removable Improvements" means anything not permanent in character which is the result of labor or capital expended by the Lessee or his predecessors in interest on State land.

PRIOR APPROVAL REQUIRED. Lessee shall not place or construct or permit to be placed or constructed any Improvement or Removable Improvement on or to the Premises, unless Lessee has obtained the prior written approval of Lessor. Along with any application to place Improvements or Removable Improvements on or to the Premises, and prior to Lessee applying for a building permit from the local government authority, Lessee shall file with Lessor plans and specifications (including but not limited to grading, construction and landscape plans) showing the nature, location, approximate cost, and quality of the proposed Improvements. At the request of Lessor, Lessee shall also submit a perimeter survey of the Premises. The location of completed Improvements, as built construction plans and any other information Lessor may require, for purposes of determining developed acres, shall be submitted by the Lessee to the Lessor within three (3) months following the completion of construction. Any Improvements or Removable Improvements placed on the Premises shall conform to existing laws and ordinances applicable to commercial construction and maintenance in the jurisdiction where the Parcel is located, unless Lessor determines and advises Lessee in writing that such conformity is not in the best interest of the Trust.

UTILITIES; NEW CONSTRUCTION. Gas, electric, power, telephone, water, sewer, cable television and other utility or service lines of every nature shall be placed and kept underground unless Lessor grants prior written approval otherwise. All buildings and structures shall be of new construction and no

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buildings or structures  shall be moved from any other  location onto the Parcel without Lessor's prior written approval.

ANNUAL STATEMENT. Upon request, but not more frequently than once a year, Lessee shall file with Lessor a sworn statement setting forth the description of any Improvements placed on the Parcel during the prior lease year and the actual cash value of such improvement.

OWNERSHIP; REMOVAL. All Improvements placed upon the Parcel by Lessee shall be the property of Lessee subject to the terms of this Lease and shall, unless they become the property of Lessor, be subject to assessment for taxes in the name of Lessee, the same as other property of Lessee. Within sixty (60) days prior to or ninety (90) days following the expiration or termination of this Lease, Lessee may remove those Improvements which belong to it, have been previously approved by Lessor in writing, are free of any liens and can be removed without causing injury to the Premises. At its option, Lessor may waive any of the above listed prerequisites to Lessee's removal of Improvements on the Premises. Lessee may, with Lessor's prior written approval and within the time allowed for removal, sell its Improvements to the succeeding Lessee.

FORFEITURE. Improvements made on or to the Premises without Lessor's prior written approval shall constitute a breach of this Lease and the Improvements shall forfeit to Lessor. This shall be in addition to any other remedies Lessor may have against Lessee pursuant to this lease, or in law or in equity.

NO WATER RIGHTS CONFERRED.. This Lease does not confer upon Lessee, its assignees or sublessees, any express or implied rights to the use or removal of surface or ground water from the Premises. Any use or removal of water from the Premises shall be pursuant to an independent written agreement with Lessor and no claim thereto shall be made by Lessee. Any water right established shall attach and be appurtenant to the Premises.

IMPROVEMENTS   DEDICATED  TO  PUBLIC  USE..   Lessee  shall  have  no  right  to
reimbursement for Improvements that are dedicated or otherwise committed or transferred to public use.

                             REPAIRS AND MAINTENANCE

LESSEE'S OBLIGATIONS. Lessor shall be under no obligation whatever to maintain, repair, rebuild or replace any Improvement on the Parcel. Lessee shall, subject to the provisions of Article 12 (Damage) and Article 15 (Eminent Domain) and at its own expense, keep and maintain the Premises in good order, condition and repair in conformity with all governmental requirements and if applicable, those of the insurance underwriting board or insurance inspection bureau having jurisdiction over the Premises, unless Lessor determines and advises Lessee in writing that such conformity is not in the best interest of the Trust.

                                MECHANICS' LIENS

PAYMENT; INDEMNITY.. Lessee shall be responsible for payment of all costs and charges for any work done by or for it on the Premises or in connection with Lessee's occupancy thereof, and Lessee shall keep the Parcel free and clear of all mechanics' liens and other liens and encumbrances on account of work done for Lessee or persons claiming under it; provided, however, that Lessee may in good faith, and with reasonable diligence, contest or dispute any such lien claims in any appropriate forum so long as this Lease or the Leased Parcel are not actually in danger of levy or sale. Lessee expressly agrees to and shall indemnify and save Lessor harmless against liability, loss, damages, costs, attorney's fees and all other expenses on account of claims of lien or other encumbrances of laborers or materialmen or others for work performed or materials or supplies furnished to Lessee or persons claiming under it. Further, any contracts between Lessee or sublessees and any contractors and subcontractors shall expressly hold Lessor harmless against any liability arising from such contracts, as described above.

NOTICE. Should any such claims of lien or other encumbrances be filed against the Parcel or any action affecting the title to the Parcel be commenced, the party receiving notice of such lien or action shall immediately give the other party written notice thereof.

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                                    UTILITIES

LESSEE'S OBLIGATIONS. Lessee shall be responsible for and shall hold Lessor harmless from any liability for all charges for water, gas, sewage, electricity, telephone and any other utility service.

                              TAXES AND ASSESSMENTS

LESSEE'S OBLIGATIONS. In addition to the rent set herein, Lessee shall timely pay and discharge, without deduction or abatement for any cause, all duties, taxes, charges, assessments, impositions and payments, extraordinary as well as ordinary, unforeseen as well as foreseen, of every kind and nature (under or by virtue of any current or subsequently enacted law, ordinance, regulation or order of any public or governmental authority), which during the term are due, imposed upon, charged against, measured by or become a lien on (i) the Premises;
(ii) any Leasehold interest; (iii) the interest of any of the parties to this Lease or in proceeds received pursuant to this Lease; and (iv) the rent paid pursuant to this Lease.

                             INSURANCE AND INDEMNITY

INDEMNITY. Irrespective of any insurance carried by Lessor for the benefit of Lessor, Lessee hereby expressly agrees to indemnify and hold Lessor harmless, or cause Lessor to be indemnified and held harmless, from and against all liabilities, obligations, damages, penalties, claims, causes of action, costs, charges and expenses, including attorney's fees and costs, which may be imposed upon or incurred by or asserted against Lessor by reason of the following: (i) any accident, injury or damage to any person or property occurring on or about the Premises or any portion thereof; (ii) any use, nonuse or condition of the Premises or any portion thereof; or (iii) any failure on the part of Lessee to perform or comply with any of the provisions of this Lease; except that none of the foregoing shall apply to Lessor's intentional conduct or active negligence. In case any action or proceeding is brought against Lessor by reason of any such occurrence, Lessee, upon Lessor's request and at Lessee's expense, will resist and defend such action or proceeding, or cause the same to be resisted and defended either by counsel designated by Lessee or, where such occurrence is covered by liability insurance, by counsel designated by the insurer.

POLICIES. Lessee at its expense, shall at all times during the term, and any extension thereof, maintain in full force a policy or policies of comprehensive liability insurance, including property damage, written by one or more responsible insurance companies licensed to do business in the State of Arizona, and each policy shall be written on an occurrence basis, which insure Lessee and Lessor against liability for injury to persons and property and death of any person or persons occurring in, on or about the Premises, or arising out of Lessee's maintenance, use and occupancy thereof. All public liability and personal property damage policies shall contain a provision that Lessor, named as an additional insured, shall be entitled to recovery under the policies for any loss occasioned to it, its servants, agents and employees by reason of the negligence or wrongdoing of Lessee, its servants, agents and employees or sublessees. Further, the policies shall provide that their coverage is primary over any other insurance coverage available to the Lessor, its servants, agents and employees. All policies of insurance delivered to Lessor must contain a provision that the company writing the policy shall give to Lessor thirty (30) days notice in writing in advance of any cancellation or lapse, or the effective date of any reduction in the amounts of insurance.

COVERAGE. The insurance as described in Paragraph 11.2 herein shall afford protection not less than $1,000,000 in combined single limits for bodily injury and property damage and each liability policy shall be written on an occurrence basis; provided, however, that the minimum amount of coverage for the above shall be adjusted upward on Lessor's reasonable request so that such respective minimum amounts of coverage shall not be less than the amounts then required by statute or generally carried on similarly improved real estate in the County herein described, whichever is greater. If at any time Lessee fails, neglects or refuses to cause such insurance to be provided and maintained, then Lessor may, at its election, procure or renew such insurance and any amounts paid therefor by Lessor shall be an additional amount due at the next rent day.

BLANKET POLICY. Notwithstanding anything to the contrary in this Article, Lessee's obligations to carry the insurance provided for herein may be bought within the coverage of a so-called blanket policy or policies of insurance maintained by Lessee, provided, however, that the coverage afforded Lessor will not be reduced by reason of the use of such blanket policy of insurance.

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COPIES. Copies of policies required by this Article shall be delivered to Lessor prior to Lessee's occupancy of the Parcel. Lessee shall provide Lessor with a current certificate of insurance and at Lessor's request provide proof of payment.

                                     DAMAGE

LESSEE'S OBLIGATIONS. If the Parcel or any building or other Improvement located thereon are damaged or destroyed during the term of this Lease, Lessee may arrange at its expense for the repair, restoration and reconstruction of the same substantially to its former condition, but such damage or destruction shall not terminate this Lease or relieve Lessee from its duties and liabilities hereunder.

                      TRADE FIXTURES AND PERSONAL PROPERTY

LESSEE'S PROPERTY. Any trade fixtures, signs, store equipment, and other personal property installed in or on the Premises by Lessee or any sublessee shall remain their property subject to the provisions of this Lease. Lessee shall have the right, provided it is not then in breach hereunder, at any time to remove any and all of the same, subject to the restrictions of Article 6.5.

                      ASSIGNMENT SUBLETTING AND ENCUMBRANCE

PRIOR APPROVAL REQUIRED. Lessee shall not assign this Lease or any interest therein, nor shall Lessee sublease any portion or all of the Premises without obtaining Lessor's prior written approval. In no event may this Lease or any interest therein be assigned or sublet unless Lessee is in full compliance with this Lease. Lessee shall not enter into a contract of sale, mortgage, lien or other encumbrance affecting this Lease unless a copy is filed with Lessor.

CONSENT REQUIRED. An assignment of this Lease shall not be made without the consent of all the parties. Lessee may assign all or a portion of the Premises as allowed by the terms of this Article provided Lessee shall assign Lessee's entire interest in that portion of the Premises.

PURPOSE. There shall be no assignment or sublease made except to an assignee or sublessee that will use the Premises for the purpose(s) described herein.

PRIOR EXPERIENCE. The proposed assignee or Sublessee, shall demonstrate, to the lessors satisfaction, experience in the management and/or operation of the business for which the purpose of this lease is issued.

LESSEE PRIMARILY RESPONSIBLE. Notwithstanding any sublease, Lessee shall remain responsible to the Lessor for the performance of the provisions of this Lease.

ENTIRE INTEREST. The assignment of Lessee's entire interest in a portion of the Premises shall not relieve Lessee of its responsibility to Lessor for the performance of the provisions of this Lease as it relates to that portion of the Premises not transferred by the assignment.

                                 EMINENT DOMAIN

EXPIRATION. If at any time during the duration of this Lease the whole or any part of the Parcel is taken by direct sale, lease, institutional taking or acquisition in any manner through condemnation proceedings or otherwise, for any quasi-public or public purpose by any person, private or public corporation, or any governmental agency having authority to exercise the power of eminent domain or condemnation pursuant to any law, general, special or otherwise, this Lease shall expire on the date when the Parcel are taken or acquired except as otherwise provided.

PARTIAL TAKING; DAMAGES; RENT. In the event of a partial taking and if the Lessor determines that it is in the best interest of the Trust, the Lease may continue in full force and effect for that portion of the Parcel not taken. As against Lessor, Lessee and any sublessee shall not have a compensable right or interest in the real property being taken and shall have no compensable right or interest in severance damages which may accrue to the remainder of the Parcel not taken, nor shall Lessee or any sublessee have any compensable right or interest in the remaining term of this Leasehold or any renewal. Rent shall be

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apportioned as of the day of such taking.  Lessor shall be entitled to and shall receive any awards, including severance damage to remaining state lands, that may be made for any taking concerning the Parcel.

LESSEE'S RIGHTS TO AWARD. In the event of any taking, Lessee shall have the right to receive any and all awards or payments made for any building or other Improvements on the lands fully placed on the Parcel by Lessee with the Lessor's prior written approval.

                            BANKRUPTCY AND INSOLVENCY

LESSOR'S RIGHTS. If (i) all or substantially all of Lessee's assets are placed in the hands of a receiver, and such receivership continues for a period of thirty (30) days; or (ii) should Lessee make an assignment for the benefit of creditors; or (iii) should Lessee institute any proceedings under any present or future provisions of the Bankruptcy Code or under a similar law wherein Lessee seeks to be adjudicated as bankrupt, or to be discharged of its debts, or to effect a plan of liquidation, composition or reorganization; or (iv) should any involuntary proceedings be filed against Lessee under such bankruptcy laws and not be dismissed or otherwise removed within ninety (90) days after its filing, then this Lease shall not become an asset in any of such proceedings or assignment. In addition to all other rights and remedies of Lessor provided hereunder or by law, Lessor shall have the right to declare the term of this Lease at an end and to re-enter the Premises, take possession and remove all persons, and Lessee shall have no further claim on the Premises under this Lease.

                      LESSEE DEFAULTS AND LESSOR'S REMEDIES

CONDITIONS. All of the provisions of this Lease are conditions. Breach of any one of these conditions by Lessee or any sublessee shall be sufficient grounds for cancellation of this Lease by Lessor, subject to the other provisions of this Article.

CANCELLATION. If Lessee fails to keep any provision of this Lease, Lessor may cancel this Lease and declare Lessee's interest forfeited. Lessor shall be forever wholly absolved from liability for damages which might result to Lessee or any sublessee on account of this Lease having been canceled or forfeited prior to the expiration of the full term, subject to the other provisions of this Article.

BREACH. In the event of a breach of this Lease which is not curable or remains uncured after thirty (30) days notice by Lessor of failure to pay rent, taxes or other assessments, and forty-five (45) days from the receipt of the notice to cure any other curable default, to Lessee of the breach, Lessor may, in addition to all other remedies which may be available to Lessor in law or in equity, (i) enter and repossess the Premises or any part thereof, expelling and removing therefrom all persons and property (either holding such property pursuant to Lessor's landlord's lien, or storing it at Lessee's risk and expense, or otherwise disposing thereof), as to which Lessor shall not be liable to Lessee or any sublessee for any claim for damage or loss which may thereby occur, and
(ii) either (a) terminate this Lease, holding Lessee liable for damages for its breach or (b) treat the Lease as having been breached anticipatorily and the Premises abandoned by Lessee without thereby altering Lessee's continuing obligations for the payment of rent and the performance of those Lease provisions to be performed by Lessee during the lease term.

LIQUIDATED DAMAGES. If Lessor terminates this Lease for Lessee's breach, Lessee shall be liable to Lessor, as liquidated damages and not as a penalty, an amount, which at the time of such termination, represents the amount equal to the rent for the previous lease year. If termination is made at such time as Lessee is current in annual rent payments, Lessor shall return to Lessee that portion of the annual rent after deducting the above-described liquidated damages. The liquidated damages will compensate Lessor for the loss of rent from the parcel due to the default and costs incurred to re-lease the Premises.

EXPENSES. Lessee shall pay to Lessor upon demand all costs, expenses and fees, including attorneys' fees, which Lessor may incur in connection with the exercise of any remedies on account of or in connection with any breach by Lessee, plus interest on all amounts due from Lessee to Lessor at the rate set by the Arizona State Treasurer, according to law.

REMEDIES NOT EXCLUSIVE. The remedies herein granted to Lessor shall not be exclusive or mutually exclusive and Lessor shall have such other additional remedies against Lessee as may be permitted in law or in equity at any time; provided, however, Lessor shall not be relieved of any obligation imposed by law for mitigation of damages, nor shall Lessor recover any duplicative damages, and

Lessee shall be reimbursed by any subsequent Lessee or purchaser of the Premises for any amount by which the value of Lessee's Improvements exceed Lessor's damages, notwithstanding any other provision in this Lease to the contrary. In particular, any exercise of a right of termination by Lessor shall not be construed to end or discharge any right of Lessor to damages on account of Lessee's breach.

NO WAIVER. No waiver of breach of any provision of this Lease shall be construed as a waiver of succeeding breach of the same or other provisions.


                                  HOLDING OVER

PROHIBITION. There shall not be any-holding over by Lessee or any assignee or sublessee, upon the expiration or cancellation of this Lease without lessors prior written consent. If there be any holding over by Lessee or any assignee or sublessee, the holding over shall give rise to a tenancy at the sufferance of Lessor upon the same terms and conditions as are provided for herein with a rent for the holdover period commensurate with, but in no event less than, the previous year's rent.

RENEWAL APPLICATION. An application to renew the lease, properly and timely filed, may give rise to a period of interim occupancy if the term of this lease expires prior to the execution of a new lease or the denial of the application to renew.

INTERIM OCCUPANCY CONDITIONS. On or before the expiration date of this lease, and annually thereafter, rent for the period of interim occupancy shall be paid on an annual basis. Unless advised in writing by lessor to the contrary, all other terms and conditions of this lease shall remain in full force and effect.

                                  ENCUMBRANCES

RIGHTS. Lessee, and its successors and assigns, shall have the unrestricted right to mortgage and pledge this Lease, subject, however, to the limitations of this section. Any such mortgage/deed of trust or pledge shall be subject and subordinate to the rights of Lessor, and nothing in this Lease shall be construed to impose upon the Lessor any obligation or liability with respect to the payment of any indebtedness to any holder of a mortgage/deed of trust or pledge of this Lease.

TERM. The term of any leasehold mortgage or deed of trust shall not be longer than the remaining lease term.

REGISTRATION. No holder of a mortgage/deed of trust on this Lease shall have the rights or benefits provided by this Article nor shall the provisions of this Article be binding upon Lessor, unless and until the name and address of the holder of the mortgage/deed of trust is registered with Lessor.

OF RECORD. If Lessee, or Lessee's successors or assigns, shall mortgage this Lease in compliance with provisions of this Article, then so long as any such mortgage/deed of trust remains unsatisfied of record, the following provisions shall apply:

                  (a) Lessor, upon giving Lessee any notice of default, or any other notice under the provisions of or with respect to this Lease, shall also give a copy of such notice to the registered holder of a mortgage/deed of trust on this Lease.

                  (b) Any holder of such mortgage/deed of trust, in case Lessee shall have a monetary default hereunder, shall, within thirty (30) days from the receipt of notice have the right to cure such default, or cause the same to be cured, and Lessor shall accept such performance by or at the instance of such holder as if the same had been made by Lessee, all as provided in A.R.S. ss.37-289 (A)(2).

                  (c) Nothing herein contained shall preclude Lessor, subject to the provisions of this Article, from exercising any rights or remedies under this Lease with respect to any other default by Lessee during the pendency of any foreclosure or trustee's sale proceedings.

                  (d) Any holder of such mortgage/deed of trust, in case Lessee shall have a default other than a default involving failure to pay rent, taxes or other assessments, shall have forty-five (45) days from the receipt of notice to cure any curable default.

                  (e) If a default is not cured within the applicable time period, the Lessor may make an order canceling the Lease. The cancellation order shall not become final if the holder of a mortgage/deed of trust files written notice with Lessor of its intent to proceed with a foreclosure action within sixty (60) days from the issuance of the cancellation order and commences the foreclosure action in court and provides Lessor with a certified copy of the complaint within one hundred twenty (120) days of the issuance of the cancellation order. Upon foreclosure of the mortgage/deed of trust, the Lessor shall assign this Lease to the holder of the mortgage/deed of trust, if all taxes, rent and assessment payments are current.

                  (f) No failure on the part of Lessor to give the required notice of default to the holder of a mortgage/deed of trust shall be deemed a waiver and Lessor's continuing right to give notice of the default continues so long as it remains uncured.

                  (g) Any notice or other communication which the holder of a mortgage/deed of trust on this Lease shall desire or is required to give or serve upon Lessor shall be deemed to have been duly given or served if sent in duplicate by registered or certified mail addressed to Lessor at Lessor's address as set forth in this Lease or at such other address as shall be designated by Lessor by notice in writing given to such holder by registered or certified mail, postage pre-paid.

                  (h) Anything herein contained to the contrary notwithstanding, the provisions of this Article shall inure only to the benefit of the holders of leasehold mortgages which term may also be read to mean deed of trust.

                  (i) Nothing herein contained shall be deemed to obligate the Lessor to deliver possession of the demised Parcel to the assignee under any assignment entered into pursuant to paragraph (e) of this section.

                  (j)  No  agreement   between  Lessor  and  Lessee   modifying,
canceling or surrendering this Lease shall be effective without the prior written consent of the registered mortgagees and lienholders.

                  (k) No union of the interest of Lessor and Lessee shall result in a merger of this Lease in the fee interest.

CASUAL LOSS. A standard Mortgage Clause naming each leasehold mortgagee may be added to any and all insurance policies required to be carried by Lessee hereunder on condition that the insurance proceeds are to be applied in the manner that is not in derogation of the Lessor's rights; except that the leasehold mortgage may provide a manner for the disposition of such proceeds, if any, otherwise payable directly to the Lessee (but not such proceeds, if any, payable jointly to the Lessor and the Lessee) pursuant to the provisions of this Lease.

                              ENVIRONMENTAL MATTERS

DEFINITION OF REGULATED SUBSTANCES AND ENVIRONMENTAL LAWS. For purposes of this Lease, the term "Environmental Laws" shall include but not be limited to any relevant federal, state or local environmental laws, and the regulations, rules and ordinances, relating to environmental matters, and publications promulgated pursuant to the local, state, and federal laws and any rules or regulations relating to environmental matters. For the purpose of this Lease, the term "Regulated Substances" shall include but not be limited to substances defined as "regulated substance," "solid waste," "hazardous waste," "hazardous materials," "hazardous substances," "toxic materials," "toxic substances," "inert materials," "pollutants," "toxic pollutants," "herbicides," "fungicides," "rodenticides," "insecticides," "contaminants," "pesticides," "asbestos," "environmental nuisance," "criminal littering," or "petroleum products" as defined in Environmental Laws.

COMPLIANCE WITH ENVIRONMENTAL LAWS. Lessee shall strictly comply with all Environmental Laws, including, without limitation, water quality, air quality, and handling, transportation, storage, treatment, or disposal of any Regulated Substance on, under, or from the Premises. Without limiting the foregoing, compliance includes that Lessee shall: (1) comply with all reporting obligations imposed under Environmental Laws; (2) obtain and maintain all permits required by Environmental Laws, and provide a copy to the Lessor within ten business days of receipt of the lease; (3) provide copies of all documentation required by

Environmental Laws to the Lessor within ten business days of Lessee's submittal and/or receipt of the documentation; (4) during the term of the Lease, provide copies of all information it receives or obtains regarding any and all environmental matters relating to the Premises, including but not limited to environmental audits relating to the Premises regardless of the reason for which the information was obtained or whether or not the information was required by Environmental Laws; (5) prevent treatment, storage, disposal, handling or use of any Regulated Substances within the Premises without prior written authorization from the Lessor.

DESIGNATED COMPLIANCE OFFICER. Lessee at all times shall employ or designate an existing employee (the "Designated Compliance Officer") who is responsible for knowing all Environmental Laws affecting Lessee and Lessee's business and monitoring Lessee's continued compliance with applicable Environmental Laws. Upon request by the Lessor, Lessee shall make the Designated Compliance Officer available to discuss Lessee's compliance, answer any questions, and provide such reports and confirming information as the Lessor may reasonably request.

AUDIT. At any time, the Lessor may request the Lessee to provide an environmental audit of the Premises performed by an Arizona registered professional engineer or an Arizona registered geologist. Lessee shall pay the entire cost of the audit.

ENVIRONMENTAL ASSESSMENT. At any time, during the term of the Lease, the Lessor may require Lessee to obtain one Phase I environmental assessment of the Premises performed by an Arizona registered professional engineer or an Arizona registered geologist. If based upon the Phase I environmental assessment or its own independent investigation, the Lessor identifies any possible violation of Environmental Laws or the terms of this Lease, the Lessor may require Lessee to conduct additional environmental assessments as the Lessor deems appropriate for the purpose of ensuring that the Premises are in compliance with Environmental Laws. The Phase I assessment, or any other assessment required by the Lessor, shall be obtained for the benefit of both Lessee and the Lessor. A copy of the Phase I report shall be provided both to Lessee and the Lessor. The Lessor, in its sole discretion, shall have the right to require Lessee to perform additional assessments of any damage to the Premises arising out of any violations of Environmental Laws. If Lessee fails to obtain any assessments required by the Lessor, Lessee shall pay the entire costs of any and all assessments required by the Lessor, notwithstanding the expiration or termination of the Lease.

INDEMNITY FOR ENVIRONMENTAL DAMAGE. Lessee shall defend, indemnify and hold the Lessor harmless from and against any and all liability, obligations, losses, damages, penalties, claims, environmental response and cleanup costs and fines, and actions, suits, costs, taxes, charges, expenses and disbursements, including legal fees and expenses of whatever kind or nature (collectively, "claims" or "damages") imposed on, incurred by, or reserved against the Lessor in any way relating to or arising out of any non-compliance with any Environmental Laws, the existence or presence of any Regulated Substance, on, under, or from the Premises, and any claims or damages in any way relating to or arising out of the removal, treatment, storage, disposition, mitigation, cleanup or remedying of any Regulated Substance on, under, or from the Premises by the Lessee, its agents, contractors, or subcontractors.

SCOPE OF INDEMNITY. This indemnity shall include, without limitation, claims or damages arising out of any and all violations of Environmental Laws regardless of any real or alleged fault, negligence, willful misconduct, gross negligence, breach of warranty, or strict liability on the part of any of the indemnitees. This indemnity shall survive the expiration or termination of this Lease and/or transfer of all or any portion of the Premises and shall be governed by the laws of the State of Arizona.

LESSEE'S PARTICIPATION IN THE DEFENSE. In the event any action or claim is brought or asserted against the Lessor which is or may be covered by this indemnity, the Lessee shall fully participate, at Lessee's expense, in the defense of the action or claim including but not limited to the following: (1) the conduct of any required cleanup, removal or remedial actions and/or negotiations, (2) the conduct of any proceedings, hearings, and/or litigation, and (3) the negotiation and finalization of any agreement or settlement. The Lessor shall retain the right to make all final decisions concerning the defense. The Lessee's obligations to participate in the defense under this Section shall survive the expiration or termination of the Lease.

RESTORATION. Prior to the termination of the Lease, Lessee shall restore the Parcel by removing any and all Regulated Substances. In addition, the restoration shall include, but not be limited to, removal of all waste and debris deposited by the Lessee. If the Parcel or any portions thereof are damaged or destroyed from the existence or presence of any Regulated Substance or if the Parcel or any portions thereof are damaged or destroyed in any way relating to or arising out of the removal, treatment, storage, disposition, mitigation, cleanup or remedying of any Regulated Substance, the Lessee shall arrange, at its expense, for the repair, removal, remediation, restoration, and reconstruction to the Parcel to the original condition existing on the date that the Lessee first occupied the Parcel, to the satisfaction of the Lessor. In any event, any damage, destruction, or restoration by Lessee shall not relieve Lessee from its obligations and liabilities under this Lease. The Lessee's restoration obligations under this Section shall survive the expiration or the termination of the Lease.

                                  MISCELLANEOUS

RESERVATION. This Lease grants Lessee only those rights expressly granted herein and Lessor retains and reserves all other rights in the Parcel.

BINDING EFFECT. Each provision of this Lease shall extend to, be binding on and inure to the benefit of not only Lessee but each of its respective heirs, administrators, executors, successors and assigns. When reference is made in this Lease to either "Lessor" or "Lessee", the reference shall be deemed to include, wherever applicable, the heirs, administrators, executors, successors and assigns of the parties. This Lease shall be binding upon all subsequent owners of the Premises, and of any interest or estate therein or lien or encumbrance thereon.

NO PARTNERSHIP. The relationship of the parties is that of Lessor and Lessee, and it is expressly understood and agreed that Lessor does not in any way or for any purpose become a partner of Lessee or a joint venturer with Lessee in the conduct of Lessee's business or otherwise, and that the provisions of any agreement between Lessor and Lessee relating to rent are made solely for the purpose of providing a method by which rental payments are to be measured and ascertained.

QUITCLAIM UPON TERMINATION. After the expiration or termination of this Lease, Lessee shall execute, acknowledge and deliver to Lessor within thirty (30) days after written demand from Lessor to Lessee, any document requested by Lessor quitclaiming any right, title or interest in the Leasehold to Lessor or other document required by any reputable title company to remove the cloud of this Lease from the Premises.

TITLE. The titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of the Lease.

FRAUD OR MISREPRESENTATION. If during the term of this Lease it appears that there has been fraud or collusion on the part of Lessee to obtain or hold this Lease at a rent less than its value, or through Lessee's fraud or collusion a former Lessee of the Parcel has been allowed to escape payment of the rent due for former Lessee's use of the Parcel, Lessor may cancel this Lease and the Parcel shall immediately revert to Lessor. If during the term of this Lease it appears that Lessee has misrepresented, by implication, willful concealment or otherwise, (i) the value of the Improvements placed on the Parcel by a former Lessee or any other person; or (ii) the Lessee not being the owner of the Improvements placed on the Parcel by a former Lessee or any other person at the commencement of the Lease term, Lessor may cancel this Lease and the Parcel shall immediately revert to Lessor.

NOTICES. Any notice to be given or other document to be delivered to Lessee or Lessor hereunder shall be in writing and delivered to Lessee or Lessor by depositing same in the United States Mail, with prepaid postage thereon fully prepaid and addressed as follows:

         TO Lessor:                 Arizona State Land Department
                                    1616 West Adams Street - First Floor
                                    Phoenix, Arizona  85007

         TO Lessee:                 Address of Record

Lessee must notify Lessor by written notice of any change in address within thirty (30) days. Lessor may, by written notice to Lessee, designate a different address.

LESSOR'S TITLE. If it is determined that Lessor has failed to receive title to any of the Parcel, the Lease is null and void insofar as it relates to the land to which Lessor has failed to receive title. Lessor shall not be liable to

Lessee or any assignee or sublessee for any damages that result from Lessor's failure to receive title.

LESSOR'S LIEN. Lessee grants to Lessor a lien superior to all others in Lessee's interest in Improvements and valuable materials located on the Premises. Lessor has the right to recover any rent arrearage and outstanding liabilities of the Lessee from the Lessee's interest in the Improvements or valuable materials.

NO PROMISE TO SELL.   Lessee  acknowledges that it has not been induced to enter into this Lease by any promise from Lessor or any of its agents, servants or employees that the Parcel will be offered for sale at any time.

CANCELLATION. Lessor may cancel this Lease, without penalty or further obligation if, within three (3) years of execution, any person significantly involved in initiating, negotiating, securing, drafting or creating the Lease on behalf of Lessor or any of its departments or agencies is, at any time while the Lease or any extension of the Lease is in effect, an employee of any other party to the Lease in any capacity, or a consultant to any other party of the Lease with respect to the subject matter of the Lease. The cancellation shall be effective when written notice from the Governor is received by all other parties to the Lease unless the notice specifies a later time.

APPLICABLE LAW. This Lease is subject to all current and subsequently enacted rules, regulations and laws applicable to State lands and to the rights and obligations of Lessors and Lessees. No provision of this Lease shall create any vested right in Lessee except as otherwise specifically provided in this Lease.

AMENDMENT. This Lease may be amended only in writing and upon agreement by all parties.

PROHIBITED USES. Lessee agrees and understands that all uses of the land not expressly authorized or permitted by this Lease are expressly prohibited.

ATTORNEYS' FEES. In any action arising out of this Lease, the prevailing party is entitled to recover reasonable attorneys' fees and costs in addition to the amount of any judgment, costs and other expenses as determined by the court. In the case of the Lessor, reasonable attorneys' fees shall be calculated at the reasonable market value for such services when rendered by private counsel, notwithstanding that it is represented by the Arizona Attorney General's Office or other salaried counsel.

EXECUTION. This document is submitted for examination and shall have no binding effect on the parties unless and until executed by the Lessor (after execution by the Lessee), and a fully executed copy is delivered to the Lessee. Upon the execution hereof, at the request of Lessee, the parties also shall execute, so that Lessee may cause it to be recorded, a short form of this Lease.

ARBITRATION. In the event of a dispute between the parties to this Lease, it is agreed to use arbitration to resolve the dispute but only to the extent required by A.R.S. ss. 12-1518; and in no event shall arbitration be employed to resolve a dispute which is otherwise subject to administrative review by the Department.

IN WITNESS HEREOF, the parties hereto have signed this Lease effective the day and year set forth below.


STATE OF ARIZONA, LESSOR
Arizona State Land Commissioner         ----------------------------------------
                                        LESSEE                              DATE
By:
   --------------------------------     ----------------------------------------
                               DATE     LESSEE                              DATE

             (SEAL)                     ----------------------------------------
                                        LESSEE                              DATE

                                        ----------------------------------------
                                        ADDRESS

                                        ----------------------------------------
                                        CITY                     STATE      ZIP

                                   EXHIBIT "A"


STATE OF ARIZONA LAND DEPARTMENT                           RUN DATE:  9-sep-1997
1616 W. ADAMS                                              RUN TIME:  11:21:57
PHOENIX, AZ  85007

___KE LEASE NUMBER:        003-000824-00-001
AMENDMENT NUMBER:          1

LAND #                     LEGAL DESCRIPTION         C.C.                ACREAGE
---------------------------------------------        ---------------------------
---------------------------------------------        ---------------------------
09.0-S-09.0-E-11-11-053-1003   M&B IN S2SW S OF HWY 84 FRONTAGE      0.04.500
                               ROAD

-----------------------------------------------
-----------------------------------------------   ------------------------------
                                      TOTALS:        0.0               4.500